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                                                                    Exhibit 24.1

                          UNIGENE LABORATORIES, INC.

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Warren P. Levy and Ronald S. Levy, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 (the "Registration Statement") registering the offer and sale of 10,000,000 shares of common stock, par value $.01 per share, of Unigene Laboratories, Inc. (the "Registrant") and any or all amendments (including, without limitation, post-effective amendments) to the Registration Statement and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to the Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Signature                    Title                            Dated
     ---------                    -----                            -----

/s/ Warren P. Levy      President and Chief Executive          December 26, 2001
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Warren P. Levy          Officer (principal executive
                        officer) and Director

/s/ Jay Levy            Treasurer (principal financial and     December 26, 2001
----------------------
Jay Levy                accounting officer) and Director


/s/ Ronald S. Levy      Director                               December 26, 2001
----------------------
Ronald S. Levy


/s/ Allen Bloom         Director                               December 26, 2001
----------------------
Allen Bloom


/s/ Bruce S. Morra      Director                               December 26, 2001
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Bruce S. Morra


/s/ J. Thomas August    Director                               December 26, 2001
----------------------
J. Thomas August